EXHIBIT 10.2

Execution Version

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AMENDMENT NO. 1

TO

COLLABORATION AND CO-PROMOTION AGREEMENT

THIS AGREEMENT (“Amendment”) is made and entered into effective as of April 25, 2007 (the “Amendment Effective Date”) by and between Medarex, Inc., a New Jersey corporation having its principal place of business at 707 State Road, Princeton, New Jersey 08540-1437 (“Medarex”) and Bristol-Myers Squibb Company, a Delaware corporation headquartered at 345 Park Avenue, New York, New York 10154 (“BMS”), and amends the COLLABORATION AND CO-PROMOTION AGREEMENT (the “Agreement”) made as of November 7, 2004 between Medarex and BMS.  Medarex and BMS are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Medarex entered into that certain Cross-License Agreement with Pfizer Inc. (“Pfizer”) dated as of September 15, 2004 (the “Cross License”);

WHEREAS, Medarex desires that BMS assist it in facilitating, and BMS is willing to help facilitate, an amendment of certain terms and conditions under the Cross License; and

WHEREAS, Medarex and BMS both desire to enter into an agreement with Pfizer to address certain issues related to the orphan drug status of their respective products as contemplated by Section 10.5.1(c) of the Agreement;

WHEREAS, concurrently with the execution of this Amendment, BMS is entering into certain agreements with Pfizer such that Pfizer is willing (a) to amend the Cross License in a manner that is acceptable to Medarex and (b) to enter into an agreement with Medarex and BMS to address those certain orphan drug issues in a manner acceptable to Medarex and BMS.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.             The first sentence of Section 6.4.1 is deleted in its entirety and replaced with the following:

“Subject to Sections 3.8.3, 5.3, 5.5.6, 6.4.2, 6.4.3, 6.4.4 and 6.5, with respect to each Product for which Medarex exercises the Co-Promotion Option, (a)

Medarex shall receive forty-five percent (45%) of all Profits, and bear forty-five percent (45%) of all Losses, as applicable, with respect to a Co-Promotion Product in the United States, and (b) BMS shall receive fifty-five percent (55%) of all Profits, and bear fifty-five percent (55%) of all Losses, as applicable, with respect to such Co-Promotion Product in the United States.”

2.             A new Section 6.4.4 is added to the Agreement, as follows:

“6.4.4               BMS Co-Promotion Royalty.  With respect to each Product for which Medarex exercises a Co-Promotion Option, BMS shall be entitled to retain or receive a royalty equal to [ * ] of the Net Sales of such Product in the United States in each Year during the Co-Promotion Term for such Product (the “BMS Co-Promotion Royalty”).  Any due and payable BMS Co-Promotion Royalty shall be calculated and paid in accordance with Section 6.5.  For clarity, termination of the Co-Promotion Term for a Product shall not relieve Medarex of its obligation to pay any BMS Co-Promotion Royalties that have accrued prior to, but are unpaid as of, the end of the Co-Promotion Term for such Product.”

3.             Section 6.5 is deleted in its entirety and replaced with the following:

“6.5          Calculation and Payment of Profit or Loss Share.

6.5.1       Reports and Payments in General.  In the event that Medarex exercises its Co-Promotion Option with respect to a Co-Promotion Product, each Party shall report to the other Party, within twenty (20) days after the end of each Quarter following such Exercise Notice, with regard to Net Sales and Allowable Expenses incurred by such Party for such Co-Promotion Product during such Quarter in the United States in a manner sufficient to enable the other Party to comply with its reporting requirements; provided that in the case of the first Quarter for which such report is due, each Party shall additionally report all Allowable Expenses incurred by such Party prior to such Quarter with respect to such Co-Promotion Product.  Such report shall specify in reasonable detail Net Sales, all deductions allowed in the calculation of such Net Sales and all expenses included in Allowable Expenses, and, if requested by a Party, any invoices or other supporting documentation for any payments to a Third Party that individually exceed fifty thousand Dollars ($50,000) (or such other amount approved by the JFC) shall be promptly provided.  Within forty-five (45) days after the end of each Quarter (or for the last Quarter in a Year, sixty (60) days after the end of such Quarter), the Parties shall reconcile all Net Sales and Allowable Expenses to ascertain whether there is a Profit or Loss (which calculation shall be made without taking into account any BMS Co-Promotion Royalty) and payments shall be made as set forth in subsections (a) and (b) below, as applicable.

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a.     If there is a Profit for such Quarter, then BMS shall (i) reimburse Medarex for Allowable Expenses incurred by Medarex in such Quarter and (ii) pay to Medarex, subject to Section 6.4.2, an amount equal to forty-five percent (45%) of the Profit for such Quarter, less the applicable aggregate BMS Co-Promotion Royalty for such Quarter, provided that if Medarex’s share of the Profit for such Quarter is less than the BMS Co-Promotion Royalty payable to BMS, Medarex shall make a reconciling payment to BMS (either by direct payment to BMS or by offset of other amounts payable by BMS to Medarex for such Quarter) equal to the applicable shortfall within (A) such applicable forty-five (45)-day period or sixty (60)-day period as set forth above or (B) ten (10) Business Days after BMS has notified Medarex in writing of the amount of the shortfall, whichever is the later date.

b.     If there is a Loss for such Quarter, then (i) the Party that has borne less than its share of the Allowable Expenses in such Quarter shall make a reconciling payment to the other Party to assure that each Party bears its share of such Allowable Expenses during such Quarter and (ii) Medarex shall make a reconciling payment to BMS (either by direct payment to BMS or by offset of other amounts payable by BMS to Medarex for such Quarter) equal to the aggregate BMS Co-Promotion Royalty payable to BMS for such Quarter.

6.5.2           Last Calendar Quarter.  No separate payment shall be made for the last Quarter in any Year.  Instead, at the end of each such Year, a final reconciliation shall be conducted by comparing the share of Profit or Loss to which a Party is otherwise entitled for such Year pursuant to Sections 6.4 and 6.5 against the sum of all amounts (if any) previously paid or retained by such Party for prior Quarters during such Year, and the Parties shall make reconciling payments to one another no later than ninety (90) days after the end of such Quarter, if and as necessary to ensure that (i) each Party receives for such year its share of Profits and bears its share of Losses in accordance with Sections 6.4.1 and 6.4.3, as applicable, and (ii) BMS receives its full BMS Co-Promotion Royalty due and payable for such Year.”

4.             Section 6.6 of the Agreement is deleted in its entirety and replaced with the following:

“6.6    Royalties to Medarex.  In partial consideration of the license rights granted by Medarex to BMS hereunder, subject to Sections 3.8 and 6.7, BMS shall pay to Medarex royalties on (i) each Non-Co-Promoted Product sold in

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the United States and (ii) each Product and MDX-1379 sold in the Royalty Territory, on the terms and conditions set forth in this Section 6.6.

6.6.1       United States.  Subject to Section 6.7.3:

a.         BMS shall pay Medarex a royalty on Net Sales aggregated across all Non-Co-Promoted Products sold in the United States in a given Year equal to:

i.      For that portion of aggregate Net Sales of Non-Co-Promoted Products in a Year that is less than or equal to [ * ] of such aggregate Net Sales, provided that to the extent that some or all of the Net Sales of such Non-Co-Promoted Products in such territory were for use in Indications (A) with respect to which Medarex Opted-Out pursuant to Section 3.8.2) and (B) for which Initial Approval has been obtained in such territory (collectively, the “Opt-Out NP Indications”), then, in such event BMS’ royalty obligation under this Section 6.6.1(a)(i) shall be reduced to [ * ] on such Net Sales thereafter from such Non-Co-Promoted Products that are attributable to such Opt-Out NP Indications;
ii.     For that portion of aggregate Net Sales of Non-Co-Promoted Products in a Year that is more than [ * ] of such aggregate Net Sales, provided that to the extent that some or all of the Net Sales of such Non-Co-Promoted Products in such territory were for Opt-Out NP Indications, then, in such event BMS’ royalty obligation under this Section 6.6.1(a)(ii) shall be reduced to [ * ] on such Net Sales thereafter from such Non-Co-Promoted Products that are attributable to such Opt-Out NP Indications; and
iii.    For that portion of aggregate Net Sales of Non-Co-Promoted Products in a Year that is more than [ * ] of such aggregate Net Sales, provided that to the extent that some or all of the Net Sales of such Non-Co-Promoted Products in such territory were for Opt-Out NP Indications, then, in such event BMS’ royalty obligation under this Section 6.6.1(a)(iii) shall be reduced to [ * ] on such Net Sales thereafter from such Non-Co-Promoted Products that are attributable to such Opt-Out NP Indications.

b.         In the event that there are Opt-Out NP Indications and 6.6.1(a)(ii) or (iii) applies for a given Year, then the total royalty paid to Medarex under Section 6.6.1 shall be based on a weighted average of Net Sales attributable to the Opt-Out NP Indications and those attributable to other Indications.  By way of example, if the total Net Sales for Non-Co-Promoted Products in a Year is [ * ] and if [ * ] of such amount represents Net Sales for use in Opt-Out NP Indications, then the total royalty payable to Medarex for such Year shall be [ * ].  Net Sales attributable to the Opt-Out NP Indications shall be determined as the Parties, through the JCC or JEC, may agree or, in the event the JCC and the JEC are not able to agree, as an Expert shall

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determine as set forth in Section 16.2 following compliance with Sections 2.7.3(c) and 16.1.1.

6.6.2       Japan.  BMS shall pay Medarex a royalty on annual Net Sales aggregated across all Products and MDX-1379 sold in Japan in a given Year equal to:

a.         [ * ];

b.         [ * ]; and

c.         [ * ].

6.6.3       Rest of the World.  BMS shall pay Medarex a royalty on annual Net Sales aggregated across all Products and MDX-1379 sold in the Royalty Territory (other than Japan) in a given Year equal to:

a.         [ * ];

b.         [ * ]; and

c.         [ * ].

6.6.4       Proration.  The royalty thresholds set forth in this Section 6.6 shall not be pro-rated for any partial calendar Years, except for the last year of the Royalty Term with respect to a given Product or MDX-1379, as applicable.”

5.             The last two sentences of Section 6.7.1(a) are deleted in their entireties and replaced with the following:

“If, for example, sales for a Generic Product in a given year in France are greater than [ * ], but less than or equal to [ * ], of the sum of the entire market in France, the royalty reduction for France will be subject to clause (B) above and calculated as follows:  If total net sales in France equal [ * ] and total net sales in the Royalty Territory (other than Japan) equal [ * ] in a given year, the weighted average royalty for the Royalty Territory (other than Japan), will be calculated as follows:  [ * ].  Thus, the total royalty reduction in the Royalty Territory (other than Japan) is calculated as follows:  [ * ].”

6.             Notwithstanding anything to the contrary, Sections 1, 2, 3, 4 and 5 of this Amendment shall be effective, on a Product-by-Product and country-by-country basis, only for so long as the manufacture (including formulating, purifying, expressing, recovering, and secreting), use, or sale of a Product would infringe, but for the license granted from Pfizer to Medarex under the Cross License, any Valid Claim of a Pfizer Manufacturing Patent (defined below), including a Product manufactured in a country where such

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manufacture would infringe, but for the license from Pfizer to Medarex under the Cross License, such Valid Claim, even though such Product may be sold in a country where such Product is not covered by such Valid Claim.  For purposes of this Amendment, “Pfizer Manufacturing Patent” means any patent Controlled by Pfizer or its Affiliates licensed to Medarex under the Cross License, as amended, that claims any methods of making (including manufacturing, formulating, purifying, expressing, recovering, and secreting), or that claims any nucleic acid sequence, host cell, or other composition of matter used for making (including manufacturing, formulating, purifying, expressing, recovering, and secreting), including [ * ], and any foreign equivalents thereof.

7.             BMS hereby consents, in accordance with Section 6.7.3(a) of the Agreement, to Medarex’s amendment of the Cross License, effective as of the Amendment Effective Date, in the form attached hereto as Exhibit A to this Amendment.

8.             Each Party hereby represents and warrants to the other Party, as of the Amendment Effective Date, that:

(i)            it has full corporate power and authority under the laws of the state or country of its incorporation to enter into this Amendment and to carry out the provisions hereunder, and the individual signing below on its behalf is fully authorized to do so by all requisite corporate action;

(ii)           it has secured or obtained all necessary consents and approvals of all governmental authorities, Regulatory Authorities and other Persons required to be obtained by it to enter into and to perform this Amendment;

(iii)          this Amendment is a legal and valid obligation binding upon it and is enforceable in accordance with its terms; and

(iv)          the execution, delivery and performance of this Amendment by it does not conflict with any agreement, oral or written, to which it is a party or by which it may be bound, nor violate any law, decree or regulation of any court by which it may be bound.

9.             This Amendment amends the terms of the Agreement and is deemed incorporated into, and governed by all other terms of, the Agreement.  Except as expressly amended hereby, the Agreement is not amended, modified or affected by this Amendment, and the Agreement and the rights and obligations of the Parties thereunder remain in full force and effect in all respects.

10.          All capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Agreement.

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11.          The provisions set forth in Article 17 of the Agreement are hereby incorporated by reference herein as if such provisions were fully set forth in this Amendment.

{The next page is the signature page.}

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IN WITNESS WHEREOF, the Parties have executed this Amendment in duplicate originals by their proper officers.

Bristol-Myers Squibb Company		Medarex, Inc.

By:	/s/ Elliott Sigal, M.D., Ph.D.	By:	/s/ Ronald Pepin, Ph.D.

Title: Executive Vice President and Chief Scientific Officer, Research and Development		Title: Senior Vice President, Business Development

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EXHIBIT A

Form of Amendment to Medarex-Pfizer Cross-License

{This Exhibit A has been filed separately as an exhibit to the Registrant’s Quarterly
Report on Form 10-Q for the period ended June 30, 2007, in executed form.}

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